                                                                    Exhibit 99.3

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, David R. Nuzzo, Chief Financial Officer (Principal Financial Officer) of S.L.
Industries,  Inc. (the "Registrant"),  certify that to the best of my knowledge, based  upon a review  of the  Annual  Report  on Form  10-K  for the year  ended
December 31, 2002 of the Registrant (the "Report"):

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

                                                   By: /s/David R. Nuzzo
                                                      --------------------------
                                                   David R. Nuzzo
                                                   Chief Financial Officer
                                                   Date: March 28, 2003